UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2004

ACLARA BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29975	94-3222727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1288 Pear Avenue, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(650) 210-1200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 18, 2004, ACLARA BioSciences, Inc., a Delaware corporation (“ACLARA”), entered into Amendment No. 1 (the “Amendment”) to Agreement and Plan of Merger and Reorganization made and entered into May 28, 2004 (the “Merger Agreement”), among ACLARA, ViroLogic, Inc., a Delaware corporation (“ViroLogic”), Apollo Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of ViroLogic (“Merger Sub I”), and Apollo Merger Subsidiary, LLC, a Delaware limited liability company and wholly-owned subsidiary of ViroLogic. Pursuant to the terms of the Amendment, the form of agreement governing the contingent value rights (“CVRs”) to be issued in connection with the merger of Merger I with and into ACLARA was amended and the deadline for completing the merger was extended to January 31, 2005. Conforming changes were also made to certain closing conditions set forth in the Merger Agreement. The Amendment did not amend the exchange ratio and, therefore, each outstanding share of ACLARA common stock will be exchanged for 1.7 shares of ViroLogic common stock and 1.7 CVRs. The terms of the CVRs were revised to provide that each CVR could provide a potential payment of up to $0.88 per CVR, depending on the ViroLogic stock price eighteen months following completion of the merger. The payment, if any, shall be paid, at ViroLogic’s discretion, in cash, shares of Virologic common stock, or a combination thereof; provided, however, that shares of ViroLogic may only be issued by ViroLogic if the CVR payment is greater than $0.50 per CVR and then only to the extent the CVR payment exceeds $0.50 per CVR.

In connection with the Amendment, certain affiliates of two of ACLARA’s largest stockholders, Tang Capital Partners, L.P. and Perry Corp., entered into voting agreements and registration rights agreements with ViroLogic. Pursuant to such voting agreements, such stockholders have agreed to vote their shares of ACLARA in favor of Merger I.

The annual shareholders meetings of ACLARA and ViroLogic scheduled for October 27, 2004 have been postponed. In advance of the rescheduled annual meetings, ACLARA and ViroLogic will distribute to their stockholders of record an amended joint proxy statement/prospectus reflecting the revised terms contemplated by the Merger Agreement, as amended by the Amendment. The transaction is subject to approval by the stockholders of each of ACLARA and ViroLogic and other customary conditions.

The description of the proposed Amendment, voting agreements and CVRs does not purport to be complete and is qualified in its entirety by reference to the Amendment, voting agreements and the form of Contingent Value Rights Agreement, which are filed or incorporated by reference as exhibits 2.1, 99.1 through 99.4, to this report and incorporated herein by reference. There can be no assurance that the transactions contemplated by the Merger Agreement, as amended, will be consummated.

Additional Information

ViroLogic intends to file with the Securities and Exchange Commission an amended registration statement on Form S-4 that will include a joint proxy statement/prospectus of ViroLogic and ACLARA and other relevant documents in connection with the proposed transaction. Investors and security holders of ViroLogic and ACLARA are advised to read the amended joint proxy statement/prospectus when it becomes available, and other documents filed by ViroLogic and ACLARA, because they will contain important information about ViroLogic, ACLARA and the proposed transaction. Investors and security holders may obtain a free copy of the amended joint proxy statement/prospectus, when available, and other documents filed by ViroLogic and ACLARA at the Securities and Exchange Commission’s web site at www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ViroLogic by directing such request to ViroLogic, Inc., 345 Oyster Point Boulevard, South San Francisco, California 94080, Attention: Investor Relations. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ACLARA by directing such request to ACLARA BioSciences, Inc., 1288 Pear Avenue, California 94043, Attention: Investor Relations. ViroLogic, ACLARA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of ViroLogic and ACLARA with respect to the transactions contemplated by the merger agreement. A description of any interests that ViroLogic’s or ACLARA’s directors and executive officers have in the proposed merger will be included in the joint proxy statement/prospectus. Information regarding ViroLogic officers and directors is included in ViroLogic’s 10-K/A filed with the Securities and Exchange Commission on April 23, 2004. Information regarding ACLARA’s officers and directors is included in ACLARA’s 10-K/A filed with the Securities and Exchange Commission on April 29, 2004. These materials are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from ViroLogic and ACLARA.

ITEM 7.01 REGULATION FD DISCLOSURE.

On October 19, 2004, ACLARA and ViroLogic issued a joint press release, a copy of which is attached hereto as Exhibit 99.5.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith, except for Exhibit 99.5 which is furnished herewith.

(c)	Exhibits

2.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated as of October 18, 2004, by and among ViroLogic, Inc., Apollo Acquisition Sub, Inc., Apollo Merger Subsidiary, LLC and ACLARA BioSciences, Inc. (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on October 19, 2004)

99.1	Form of revised Contingent Value Rights Agreement

99.2	Voting Agreement, dated as of October 18, 2004, by and among ViroLogic, Inc. and certain entities affiliated with Tang Capital Partners, L.P. (incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on October 19, 2004)

99.3	Voting Agreement, dated as of October 18, 2004, by and among ViroLogic, Inc. and certain entities affiliated with Perry Corp. (incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on October 19, 2004)

99.4	Registration Rights Agreement, dated as of October 18, 2004, by and among ViroLogic, Inc. and certain entities affiliated with Tang Capital Partners, L.P. and Perry Corp. (incorporated by reference to Exhibit 99.4 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on October 19, 2004)

99.5	Press Release, dated October 19, 2004, announcing the amendment to the proposed merger between ACLARA BioSciences, Inc and ViroLogic, Inc. (incorporated by reference to Exhibit 99.5 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on October 19, 2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARA BIOSCIENCES, INC.
(Registrant)

By:	/s/ Thomas G. Klopack
Thomas G. Klopack
Chief Executive Officer

Dated: October 19, 2004

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated as of October 18, 2004, by and among ViroLogic, Inc., Apollo Acquisition Sub, Inc., Apollo Merger Subsidiary, LLC and ACLARA BioSciences, Inc. (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on October 19, 2004)

99.1	Form of revised Contingent Value Rights Agreement

99.2	Voting Agreement, dated as of October 18, 2004, by and among ViroLogic, Inc. and certain entities affiliated with Tang Capital Partners, L.P. (incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on October 19, 2004)

99.3	Voting Agreement, dated as of October 18, 2004, by and among ViroLogic, Inc. and certain entities affiliated with Perry Corp. (incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on October 19, 2004)

99.4	Registration Rights Agreement, dated as of October 18, 2004, by and among ViroLogic, Inc. and certain entities affiliated with Tang Capital Partners, L.P. and Perry Corp. (incorporated by reference to Exhibit 99.4 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on October 19, 2004)

99.5	Press Release, dated October 19, 2004, announcing the amendment to the proposed merger between ACLARA BioSciences, Inc and ViroLogic, Inc. (incorporated by reference to Exhibit 99.5 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on October 19, 2004)